                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005
                                                         -----------------

                              UNITED CAPITAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       1-10104                       04-2294493
----------------------------------- --------------------------------------------
(State or other jurisdiction     (Commission                   (IRS Employer
 of incorporation)               File Number)                Identification No.)

       9 Park Place, Great Neck, New York                        11021
--------------------------------------------------------------------------------
    (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: (516) 466-6464
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |X|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      OTHER EVENTS.

     On November 28, 2005,  United Capital Corp.,  a Delaware  corporation  (the
"Company")  announced that it has authorized a "Dutch Auction" self-tender offer for up to 1,000,000  shares of its common  stock,  or  approximately  12% of its outstanding  shares. The offer will commence on December 5, 2005 and will expire at 5:00 p.m.,  New York City  time,  on January  10,  2006,  unless the offer is extended.  Under the terms of the offer, the company will invite shareholders to tender shares at prices between $23.50 and $24.50 per share.  Terms of the Dutch
Auction  tender offer will be described  more fully in the Offer to Purchase and
Letter of Transmittal  (when they are available)  pursuant to which the offer is being made.  A copy of the press  release is  furnished  as Exhibit 99.1 to this report.

     On November 28, 2005,  the Company  filed a  pre-commencement  tender offer statement  on Schedule  TO with the  Securities  and  Exchange  Commission  that relates to the press release.  A copy of the Schedule TO is furnished as Exhibit
99.2 to this report.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.                Exhibits
     -----------                --------

     99.1     Press Release dated November 28, 2005.
     99.2     Schedule TO

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                                                                                           UNITED
                                      CAPITAL CORP.

Dated: November 29, 2005              By:   /s/ Anthony J. Miceli
                                         ---------------------------------------
                                         Name:  Anthony J. Miceli
                                         Title: Vice President, Chief Financial
                                                Officer and Secretary